SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 19, 2004

                          VARIAN MEDICAL SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                        1-7598                 94-2359345
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission File          (IRS Employer
      of Incorporation)                  Number)             Identification No.)

3100 Hansen Way, Palo Alto, CA                                        94304-1030
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 7.01. Regulation FD Disclosure.

      On November 19, 2004, the Board of Directors of Varian Medical Systems, Inc. (the "Company") approved the repurchase of up to six million shares of the Company's common stock through December 31, 2005. This repurchase authorization is in addition to an existing authorization for repurchase of up to six million shares of the Company's common stock between November, 2003 through August, 2005, of which approximately 4.5 millions shares have been repurchased at October 1, 2004. Since commencing stock repurchases in fiscal year 2001, the Company has spent about $366 million to repurchase approximately 12.5 million shares of stock at an average price of approximately $29 per share.

      The stock repurchases will be made from time to time through brokers and dealers on the New York Stock Exchange or in privately negotiated transactions with nonaffiliated stockholders. Shares of common stock will be retired and cancelled upon repurchase.

      On November 19, 2004, the Company issued a press release regarding Varian Medical Systems' Board Of Directors Authorizes Repurchase Of Another Six Million Shares Of Stock. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1 Press Release dated November 19, 2004 regarding Varian Medical Systems' Board Of Directors Authorizes Repurchase Of Another Six Million Shares Of Stock.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Varian Medical Systems, Inc.

                                          By: /s/ JOSEPH B. PHAIR
                                              ----------------------------------
                                          Name: Joseph B. Phair
                                          Title: Vice President, Administration,
                                                 General Counsel and Secretary

Dated: November 22, 2004

                                  EXHIBIT INDEX

Number                              Exhibit
------                              -------

 99.1 Press Release dated November 19, 2004 regarding Varian Medical Systems' Board Of Directors Authorizes Repurchase Of Another Six Million Shares Of Stock.